SUPPLEMENT DATED AUGUST 12, 1999
                       TO PROSPECTUS DATED MAY 1, 1999 AND
                          SUPPLEMENT DATED MAY 1, 1999

                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                 SPECIAL FEATURES OF THE GROUP CONTRACT FOR KPMG

The following information supplements the information about Investment Options and the Funds on pages 4 through 7 of the Supplement dated May 1, 1999.

The Global Fixed Income Portfolio of the Warburg Pincus Trust II is no longer available to you as an investment option.

You have an additional Fund available to you as an investment option. Information about this new Fund, including its investment objective, its investment management fees and other expenses, and its investment adviser, appears below.

FUND NAME AND OBJECTIVE

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS GLOBAL GOVERNMENT SERIES:  SEEKS INCOME AND CAPITAL APPRECIATION.

FUND FEES AND EXPENSES

-----------------------------------------------------------------------------------------------------------
                                       Investment                               Total Fund Annual Expenses
             Fund                     Management Fee         Other Expenses   (After Expense Reimbursements)
-----------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)
MFS Global Government Series (1)(2)       0.75%                  0.26%                  1.01%
-----------------------------------------------------------------------------------------------------------

(1) The MFS Global Government Series of the MFS(R) Variable Insurance Trust(SM) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Global Government Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(2) MFS has agreed to bear expenses for the MFS Global Government Series, subject to reimbursement by the series, such that the series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed 0.25%. The obligation of MFS to bear the MFS Global Government Series' "Other Expenses" pursuant to this arrangement, and the series= obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses for this series would have been 1.11%.

FUND ADVISER

The investment adviser for the MFS(R) Variable Insurance Trust(SM) is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc., which is also located at 500 Boylston Street, Boston, Massachusetts 02116.

                                 Shea & Gardner
                          1800 Massachusetts Avenue NW
                              Washington, DC 20036
                                 (202) 828-2000
                               Fax: (202) 828-2195


                                 August 12, 1999


VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


         Re: The Prudential Variable Contract Account GI-2
             File No. 333-01031


Ladies and Gentleman:

     Filed herewith on behalf of the above-named registrant is a prospectus supplement filed pursuant to Rule 497(d) under the Securities Act of 1933.

                                            Respectfully submitted,



                                            Michael K. Isenman

Enclosure